J.P. MORGAN SMA FUNDS

JPMorgan Tax Aware Real Return SMA Fund

(a series of JPMorgan Trust I)

Supplement dated November 19, 2018

to the Summary Prospectus and Prospectus dated March 1, 2018, as supplemented

Effective immediately, the “Investment Process” disclosure in the “Risk/Return Summary — What are the Fund’s main investment strategies?” and the “More About the Fund — Additional Information About the Fund’s Investment Strategies” sections for the JPMorgan Tax Aware Real Return SMA Fund (the “Fund”) is hereby deleted and replaced with the following to disclose how the Fund’s adviser integrates environmental, social and governance factors into its investment process:

Investment Process: The adviser buys and sells securities and investments for the Fund based on its view of individual securities and sectors. Taking a long-term approach, the adviser looks for individual fixed income investments that it believes will perform well over market cycles. The adviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity and the complex legal and technical structure of the transaction. As part of its investment process, the adviser considers certain environmental, social and governance factors that it believes could have a material negative or positive impact on the risk profiles of certain securities in which the Fund may invest. These determinations may not be conclusive and securities that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities that may be positively impacted by such factors.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions and the implementation of the tax aware strategy.

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR

SUMMARY PROSPECTUS AND PROSPECTUS FOR FUTURE REFERENCE.

SUP-TARRSMA-1118